The Blanchard Group of Funds
Blanchard Growth & Income Fund
Blanchard Capital Growth Fund

Supplement to the Prospectus dated August 7, 1995


1. Under the section entitled "How to Invest" on page 13 of the prospectus please delete the second and third sentences and replace with the following:

"You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor at net asset value, which is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange. If your order is received after the above time, your shares will be purchased at the net asset value on the next business day."

2. Under the section entitled "Purchases By Mail" on page 14 please delete the first paragraph and replace with the following:

"To purchase shares of a Fund by mail, simply send a completed Application (included with this Prospectus or obtainable from the Fund), to the Blanchard Group of Funds, P.O. Box 8612, Boston, MA 02266-8612, together with a check payable to the Blanchard Group of Funds in payment for the shares. If you need assistance in completing the application, call 1-800-829-3863."

3. Under the section entitled "Purchases By Mail" on page 14 please delete the third paragraph and replace with the following:

"Orders by mail are considered received after payment by check is converted into Federal funds. This is generally the next business day after the Transfer Agent receives the check."
4. Under the section entitled "Purchases By Mail" on page 14 please delete the second paragraph and replace with the following:

"You should instruct your bank to wire Federal funds to: State Street Bank and Trust Company, ABA #011000028, DDA #0627-975-6, Boston, MA, indicating the name of the Fund, your account number and the account registration."

5. Please delete the section entitled "Electronic Funds Transfers (EFT)" which begins on page 15, and replace with the following:

"By Telephone. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Blanchard will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account you must complete the section on the application and attach a "voided" check from your bank account. If your account is already established, please call 1-800-829-3863 to request the appropriate form. This option will become effective ten business days after the form is received."

6. Under the section entitled "Automatic Withdrawal Plan" on page 15 please delete the first sentence of the second paragraph and replace with the following:

"Your specified withdrawal payments are made monthly or quarterly in any amount you choose, but not less than $100 per month or $300 quarterly."

7. Under the section entitled "Exchange Privilege" on page 16 please delete the first three sentences and replace with the following:

"You may exchange your Fund shares for shares of another Fund in the Blanchard Group of Funds or for Investment Shares of the Virtus Funds' money market portfolios, which consist of The Money Market Fund, The Treasury Money Market Fund and The Tax-Free Money Market Fund, on the basis of relative net asset values per share at the time of exchange. No fees are charged when you exchange from one Fund to another within the Blanchard Group of Funds or into one of the above mentioned portfolios of the Virtus Funds. Before making an exchange, you should read the Prospectus concerning the participating Fund into which your exchange is being made."

8. Under the section entitled "By Telephone" on page 16 please delete the first sentence and replace with the following:

"You may redeem your shares by telephone by calling 1-800-829-3863, prior to 4:00 p.m. Eastern time."

9. Under the section entitled "By Mail" on page 17 please delete the first sentence and replace with the following:

"All other redemption requests should be made in writing to the Blanchard Group of Funds, P.O. Box 8612, Boston, MA 02266-8612."

10. Under the section entitled "General Information" on page 17 please delete the first sentence and replace with the following:

"Your redemption request becomes effective when it is received in proper form by the Funds' Transfer Agent prior to 4:00 p.m. Eastern time or your redemption will occur on the following business day."

11. Under the section entitled "General Information" on page 17 please delete the third sentence and replace with the following:

"However, we may delay the forwarding of redemption proceeds on shares which were recently purchased until the purchase check has cleared, which may take up to 7 calendar days or more."


12.  Please  delete the section entitled "Transfer Agent and Dividend Disbursing
Agent" on page 19 and    replace with the following:
"TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Federated Services Company, Pittsburgh, Pennsylvania, is transfer agent for the Funds and dividend disbursing agent for the Funds."





October 18, 1995


FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS
FEDERATED INVESTORS TOWER
PITTSBURGH, PA  15222-3779

093265304
093265403
G01335-17 (10/95)


THE BLANCHARD GROUP OF FUNDS

Blanchard Growth & Income Fund
Blanchard Capital Growth Fund
Supplement to Statements of Additional Information both dated August 7, 1995

On page one of the Statement of Additional Information, please change the Transfer Agent to the following:

"Federated Services Company"



October 18, 1995

FEDERATED SECURITIES CORP.

Distributor
A subsidiary of FEDERATED INVESTORS
FEDERATED INVESTORS TOWER
PITTSBURGH, PA  15222-3779

093265304
093265403